(PERRITT LOGO)
MicroCap Opportunities Fund, Inc.

A NO-LOAD MUTUAL FUND
THAT INVESTS IN THE
STOCKS OF RAPIDLY
GROWING COMPANIES
THAT AT THE TIME
OF PURCHASE HAVE
EQUITY MARKET VALUES
BELOW $400 MILLION.

ANNUAL REPORT                                                  OCTOBER 31, 2001

(PERRITT LOGO)
MicroCap Opportunities Fund, Inc.

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-1 Fees
                        Minimum Initial Investment $1000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                         o  IRA              o  Keogh
                         o  SEP              o  Roth IRA
                         o  403b             o  Education IRA

*<F1> 2% redemption fee imposed for shares held less than 90 days

INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities. At the time of purchase, companies have a market capitalization of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long term capital appreciation based on superior or niche products or services, excellent operating characteristics, superior management or other exceptional factors. Investors should expect the Fund to invest in both value and growth stocks.

PRESIDENT'S MESSAGE

On September 11, 2001, our country suffered a horrible tragedy. Our thoughts and prayers go out to those who were lost and to the heroes who worked courageously and tirelessly in the days and weeks following the terrorist attacks. The mutual fund industry had very strong ties to the World Trade Center, the heart of the world's financial district in New York. We lost friends and acquaintances, but thankfully all of our staff and business partners are safe. Market reaction to the terrorist attack was not unexpected, and it was a difficult September for all investors. However, our economy and financial markets have great resolve. Most of the overall markets have already recovered most of their post September 11 losses, as has the Perritt MicroCap Opportunities Fund.

Despite the extremely difficult stock market environment during the past twelve months, the Perritt MicroCap Opportunities Fund had an exceptional year. For the fiscal year 2001, your Fund returned 9.6 percent versus a 12.7 percent decline for the benchmark Russell 2000 Index. The Fund's performance relative to the largercap stock market was even more impressive. The best proxy for large stock performance is the S&P 500 Index, which declined nearly 26 percent during the past twelve months. The technology bubble, which burst in early 2000, continued to deflate in 2001. The NASDAQ Composite Index, one measure of technology performance, declined nearly 50 percent during the past twelve months. This index remains more than 65 percent below its all-time high. Overall, the Perritt MicroCap Opportunities Fund has not only outpaced its benchmark Russell 2000 Index in the past year, but during the past three- and five-year periods as well. The Fund's complete performance results can be found on page four.

FISCAL YEAR RETURN
Perritt MicroCap      +9.6%
Russell 2000         -12.7

I believe the Fund's superior relative performance during the last 12 months was due to two factors. First, investor interest in small-cap stocks steadily increased during the last 12 months. This partially explains why your Fund performed extremely well relative to the broader markets, such as the S&P 500 Index. The other reason the Fund performed well is due to our disciplined approach to stock selection. We use a value-based approach toward selecting stocks. In other words, we closely scrutinize a company's financial characteristics and current valuations, such as price-to-sales, price-to-earnings, and price-to-cash flow. In addition to our value-based selection process, we subject each potential investment to a nine-step proprietary test. To pass this test, a company must possess a strong balance sheet, positive cash flow, and expanding profitability.

During the first half of the year, the Fund experienced strong performance from several long-term holdings. Engineered Support Systems, MapInfo, Plato Learning, and U.S. Physical Therapy are examples of how patience can be rewarded. The stocks of each of these companies were held a minimum of two years and provided profits anywhere from two to eight times our original investment. We also sold three stocks during the year due to merger and acquisition activity. Guest Supply was purchased by Sysco, the largest North American distributor of food and food related products. Barringer Technologies was purchased by Smiths Group, a global business leader in the advanced aerospace & defense industries. SeraCare sold its plasma business, which represented more than 90 percent of its overall business. The remaining segment was an unprofitable biotechnology business. Therefore, we sold the stock at a 100 percent profit from our original investment. While we were heartened by the merger and acquisition activity among our stocks, we had originally thought more activity would occur. Given the attractive valuations in the small-cap sector and the low interest rate environment, we continue to believe that merger and acquisition activity will expand.

At fiscal year end, the portfolio contained the common stocks of 76 companies, 52 of which were added during the year (the Fund's 10 largest holdings are described in detail on page five). The Fund's portfolio is priced at 19 times 2001 earnings estimates and 13 times estimated earnings for the year 2002. The average stock in the portfolio is priced at less than 1.5 times revenue. The portfolio's current median market capitalization is $170 million, which is up from $110 million last year. There are several reasons for the increase. First, the prices of a number of stocks appreciated during the past year. Second, nearly one-third of the companies we added to the portfolio last year were larger market capitalization companies. We purposely increased the Fund's median market capitalization for liquidity reasons. This is by no means a change in the Fund's character. We continue to seek rapidly growing small companies with market capitalizations of $400 million or less. Given above-average growth rates and reasonable valuations, we believe the Fund's portfolio remains very attractively priced.

I would like to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their support. Given the current valuations and growth potential, we remain very optimistic regarding the future prospects for small-cap stocks. We continue to believe the small-cap market sector is on the verge of a dynamic and prosperous decade. We are one of the few mutual funds that offer a broad array of account types. Not only can you open a regular account through our bank and several brokerage firms, you can open several different types of IRA accounts, including an Education IRA for your children or grandchildren. I would like to remind IRA investors that the maximum investment in retirement accounts will increase in 2002. Investors can contribute up to $2,000 in an Education IRA and $3,000 in Traditional IRA and Roth IRA accounts. Consult your accountant to see which IRA account best suits your needs. Once again, thank you for your continued support as we look forward to a prosperous decade for small- and micro-cap stocks.

Michael Corbett
President

PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of the Fund. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the Fund in 1996 and President and lead manager in 1999. A graduate of DePaul University, Mr. Corbett has been a contributor to several investment books and newsletters.

Performance

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
versus Russell 2000 Index

 Date       Perritt MicroCap Opportunities Fund, Inc.    Russell 2000 Index
 ----       -----------------------------------------    ------------------
10/91                     10,000                              10,000
10/92                     10,170                              10,753
10/93                     11,489                              14,012
10/94                     11,368                              13,787
10/95                     14,279                              16,016
10/96                     16,929                              18,412
10/97                     23,014                              23,418
10/98                     15,260                              20,068
10/99                     13,730                              23,173
10/00                     19,344                              26,906
10/01                     21,206                              23,148

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended October 31, 2001

                         Past 1 Year  Past 3 Years  Past 5 Years  Past 10 Years
                         -----------  ------------  ------------  -------------
Perritt MicroCap
  Opportunities Fund, Inc.   9.62%       38.96%        43.90%        143.60%
Russell 2000 Index         -12.70%       17.73%        34.34%        167.47%
CPI                          2.07%        8.35%        12.04%         28.96%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

Average Annual Total Returns
Periods ended October 31, 2001

                         Past 1 Year  Past 3 Years  Past 5 Years  Past 10 Years
                         -----------  ------------  ------------  -------------
Perritt MicroCap
  Opportunities Fund, Inc.   9.62%        11.59%         7.55%         9.31%
Russell 2000 Index         -12.70%         5.59%         6.07%        10.34%
CPI                          2.07%         2.71%         2.30%         2.58%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

Ten Largest Holdings

HEADWATERS (HDWR) is a technology development company. Headwaters has licensed its technology to other parties to produce and sell the products manufactured with the Covol binder technologies. Headwaters has contracted with Dow Chemical to produce chemical binder materials for the production of synthetic fuel made from coal fines.

ICT GROUP (ICTG) is a global supplier of customer relationship management (CRM) services. The Company's telesolutions offering includes outbound telesales and inbound customer support for sales and service applications, domestically and internationally. Its e-solutions offering provides real-time interaction-driven customer support for Internet sales and service applications through Web-enabled customer contact center services, e-mail management and processing, and multi-channel CRM services.

CENTRAL EUROPEAN DISTRIBUTORS (CEDC) is an importer and distributor of alcoholic beverages in Poland. The Company operates the largest nationwide next-day alcoholic beverage delivery service in Poland through its 20 regional offices located in Poland's principal cities, including Warsaw, Krakow, Gdynia and Katowice. The Company currently distributes more than 300 brands such as Miller, Becks and Guinness.

SUPREMA SPECIALTIES (CHEZ) and its wholly owned subsidiaries manufacture, process and market a variety of premium, gourmet natural cheese products, using fine quality imported and domestic cheeses. The Company manufactures, shreds, grates, and markets gourmet all natural Italian variety cheeses under the Suprema Di Avellino brand name as well as under private label.

TBC CORPORATION (TBCC) markets and distributes tires in the automotive replacement market. The Company's operations are divided into two segments, wholesale tire distribution and retail tire distribution. The Company's wholesale business includes Big O Tires, and the Company's retail operations are conducted by Tire Kingdom.

SFBC INTERNATIONAL (SFCC) is a contract research organization that conducts clinical trials and provides related services to pharmaceutical companies, biotechnology companies, and other contract research organizations. The company specializes in Phase I and II clinical trials. The Company expanded its operations with the acquisition of Pharmaceutical Development Associates, a contract research organization focused on managing Phase III clinical trials.

STRATEGIC DIAGNOSTICS (SDIX) develops, manufactures and markets immunoassay-based test kits for rapid and inexpensive detection of a wide variety of substances in the food safety and water quality markets. Through its Strategic BioSolutions division, SDIX also provides antibody and immunoreagent research and development production services.

HOENIG (HOEN) provides global securities brokerage, marketing and distribution of proprietary and independent research and other services to institutional investors. Through its asset management subsidiary, Axe-Houghton Associates, Inc., the Company provides professional investment management services to public and corporate employee benefit plans, investment partnerships and other institutional clients.

AZZ (AZZ) is an electrical equipment and components manufacturer serving the global growth markets of power generation, transmission and distribution, and industrial markets, and provider of hot dip galvanizing services to the steel fabrication market nationwide. The Company offers products through two distinct business segments, Electrical and Industrial Products Segment, and the Galvanizing Services Segment.

VERSAR (VSR) is a professional services firm that utilizes innovation and technology to help customers meet their infrastructure needs and enhance their competitiveness in the global economy. The Company's focus is infrastructure revitalization and development, where it provides environmental, architectural, engineering and technology application services to government and industry.

Statement of Net Assets
October 31, 2001

COMMON STOCKS -- 94.5% (a)<F3>

BIOTECHNOLOGY -- 1.5%
  24,000    Nabi                                                   $   187,200

BUSINESS SERVICES -- 7.5%
  38,000    Carlisle Holdings                                           91,200
   5,000    FTI Consulting, Inc.                                       148,250
  25,000    ICT Group, Inc.                                            350,000
  28,000    Modtech Holdings                                           240,800
  10,000    Pomeroy Computer Resources                                 148,200
                                                                   -----------
                                                                       978,450
CONSUMER PRODUCTS - DISTRIBUTING  -- 5.1%
  40,000    Central European Distribution Corp.                        340,000
  29,300    TBC Corp.                                                  322,886
                                                                   -----------
                                                                       662,886

CONSUMER PRODUCTS - MANUFACTURING -- 5.4%
   5,000    Associated Materials Incorporated*<F2>                     118,000
   8,000    Boston Acoustics*<F2>                                       76,400
  25,000    Helen of Troy Ltd.                                         251,250
  31,000    Rawlings Sporting Goods Company, Inc.                      100,750
  12,000    Recoton Corp.                                              154,200
                                                                   -----------
                                                                       700,600

CONSUMER SERVICES -- 1.2%
  15,000    Lesco, Inc.*<F2>                                           150,000

ELECTRONICS EQUIPMENT -- 0.8%
  10,000    Richardson Electronics, Ltd.*<F2>                           97,500

ENERGY & RELATED SERVICES -- 12.2%
  14,000    AZZ Inc.*<F2>                                              273,000
  35,000    Headwater Inc.                                             429,100
  17,000    Input/Output Inc.                                          136,850
  35,000    Matrix Service Co.                                         227,150
  16,500    Michael Baker Corporation                                  220,770
  16,000    OMI Corp.                                                   64,640
   6,000    Offshore Logistics, Inc.                                   119,700
   6,000    Petroleum Helicopters Vtg                                  114,900
                                                                   -----------
                                                                     1,586,110

ENVIRONMENTAL SERVICES -- 7.4%
  31,000    Layne Christensen Co.                                      257,300
  11,000    Osmonics                                                   137,170
  35,000    Strategic Diagnostics                                      297,500
  43,000    Versar                                                     265,310
                                                                   -----------
                                                                       957,280

FINANCIAL SERVICES -- 3.6%
   6,000    First Niagra Financial Group, Inc.*<F2>                     99,240
  25,000    Gilman & Ciocia                                             72,250
  29,000    Hoenig Group Inc.                                          293,625
                                                                   -----------
                                                                       465,115

FOOD -- 4.5%
  20,000    Monterey Pasta Company                                     146,400
   8,000    Sanderson Farms Inc.*<F2>                                  107,200
  25,000    Suprema Specialties, Inc.                                  330,000
                                                                   -----------
                                                                       583,600

MEDICAL SUPPLIES & SERVICES -- 15.4%
  17,000    Abaxis, Inc.                                                64,600
  32.000    Air Methods Corporation                                    151,360
   8,000    Embrex, Inc.                                               129,020
  11,000    Exactech                                                   130,075
  15,000    Healthcare Services Group, Inc.                            133,200
  11,000    Lifeline Systems, Inc.                                     210,100
   8,000    Merit Medical Systems, Inc.                                122,320
   5,500    National Dentex Corp.                                      114,840
   9,000    Option Care, Inc.                                          154,350
  15,000    SFBC International                                         307,200
  21,000    Utah Medical Products                                      233,730
   7,500    Young Innovations, Inc.                                    187,500
  25,000    Zevex International, Inc.                                   58,750
                                                                   -----------
                                                                     1,997,045

MILTARY EQUIPMENT -- 2.2%
   8,000    Allied Research Corporation                                128,800
   4,000    DRS Technologies, Inc.                                     161,400
                                                                   -----------
                                                                       290,200

OIL & GAS -- 3.7%
  23,000    Beta Oil & Gas Inc.                                        126,730
  20,000    Mission Resources                                           75,000
   6,000    Remington Oil & Gas Corp.                                  103,200
  17,850    Tengasco, Inc.                                             180,285
                                                                   -----------
                                                                       485,215

REAL ESTATE -- 4.8%
   6,000    Bedford Property Investors, Inc.*<F2>                      122,760
  16,000    Cadiz, Inc.                                                137,600
  22,000    Suburban Lodges of America, Inc.                           152,460
   9,000    Tejon Ranch Co.                                            215,100
                                                                   -----------
                                                                       627,920

RETAIL -- 7.8%
  10,000    Finlay Enterprises, Inc.                                    64,800
  28,000    Marinemax Inc.                                             222,600
  15,000    Monro Muffler Brake Inc.                                   195,900
  26,000    Rush Enterprises, Inc.                                     180,960
  15,000    ShopKo Stores, Inc.                                        129,750
   5,000    The Wet Seal, Inc.                                         101,750
  10,000    Wilsons The Leather Experts, Inc.                          121,200
                                                                   -----------
                                                                     1,016,960

SEMI-CONDUCTOR RELATED PRODUCTS -- 1.1%
   8,000    Alliance Semiconductor                                      66,000
  10,000    FSI International, Inc.                                     82,200
                                                                   -----------
                                                                       148,200

SOFTWARE -- 3.8%
  25,000    BSQUARE Corporation                                         77,250
  13,000    Cryptologic, Inc.                                          173,420
  15,000    JDA Software Group, Inc.                                   235,500
                                                                   -----------
                                                                       486,170

SPECIALTY MANUFACTURING -- 2.7%
   6,000    Raven Industries, Inc.*<F2>                                107,400
  30,000    Transact Technologies                                      132,000
   7,000    Woodhead Industries, Inc.*<F2>                             113,610
                                                                   -----------
                                                                       353,010

TELECOMMUNICATIONS -- 3.8%
  35,000    Globecomm Systems Inc.                                     152,600
  15,000    Lantronix, Inc.                                             96,450
   8,000    Lightbridge, Inc.                                           73,600
  50,000    Optical Cable Corp.                                         59,000
  22,000    Somera Communications, Inc.                                110,000
                                                                   -----------
                                                                       491,650
                                                                   -----------
TOTAL COMMON STOCKS (COST $11,514,959)                              12,265,111

VARIABLE RATE DEMAND NOTES -- 7.0% (a)<F3>

$228,749    AMERICAN FAMILY (2.05% AT 10/31/01)                        228,749
  $5,061    WISCONSIN ELECTRIC (2.05% AT 10/31/01)                       5,061
$164,730    WISCONSIN CORP. CENTRAL CREDIT UNION (1.99% AT 10/31/01)   164,730
$511,754    FIRSTAR BANK (2.07% AT 10/31/01)                           511,754
                                                                   -----------
TOTAL VARIABLE RATE DEMAND NOTES (COST $910,294)                       910,294
                                                                   -----------
TOTAL INVESTMENTS (COST $12,425,253)                                13,175,405
                                                                   -----------
LIABILITIES NET OF OTHER ASSETS -- (1.5)% (A)<F3>                     (196,333)
                                                                   -----------
TOTAL NET ASSETS - 100%                                            $12,979,072
                                                                   -----------
                                                                   -----------

(Equivalent to $13.86 per share based on 936,275 shares of capital stock outstanding.)

  *<F2>  Income producing security
(a)<F3>  Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

                                                                   For the
                                                                  Year Ended
                                                               October 31, 2001
                                                               ----------------
INCOME:
     Dividends                                                     $ 24,049
     Interest                                                        18,099
     Redemption Fees                                                 68,090
     Other                                                           40,774
                                                                   --------
          Total income                                              151,012
                                                                   --------

EXPENSES
     Advisory Fees                                                  111,207
     Fund Accounting Expense                                         32,870
     Transfer Agent Fees                                             22,546
     Custodian Fees                                                  13,200
     Legal Fees                                                      20,072
     Auditing & Tax Fees                                             20,538
     Printing & Postage                                              13,878
     State Registration Fees                                         17,937
     Directors & Annual Meetings                                      4,992
     Insurance                                                        1,609
     Other Expenses                                                     958
                                                                   --------
          Total expenses                                            259,807
          Expense Reimbursement by Advisor                           65,195
                                                                   --------
          Total net expenses                                        194,612
                                                                   --------
          Net investment loss                                       (43,600)
                                                                   --------
     Net Realized Gain on Investments                               653,026
     Net Increase In Unrealized Appreciation of Investments         204,689
                                                                   --------
     Net Gain on Investments                                        857,715
                                                                   --------
     Net Increase in Net Assets Resulting from Operations          $814,115
                                                                   --------
                                                                   --------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

                                                                                 For the             For the
                                                                                Year Ended          Year Ended
                                                                             October 31, 2001    October 31, 2000
                                                                             ----------------   -----------------
OPERATIONS:
     Net investment income/(loss)                                              $   (43,600)        $     23,727
     Net realized gain on investments                                              653,026              875,196
     Net increase in unrealized appreciation
       of investments                                                              204,689            2,725,774
                                                                               -----------         ------------
     Net increase in net assets resulting from operations                          814,115            3,624,697
                                                                               -----------         ------------

DISTRIBUTIONS TO SHAREHOLDERS                                                   (1,277,926)                  -0-
                                                                               -----------         ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued
          (456,591 and 618,299 shares, respectively)                             6,333,479            8,861,171
     Cost of shares redeemed
          (288,757 and 763,165 shares, respectively)                            (3,900,777)         (11,177,919)
     Reinvestment of distributions
          (111,062 and 0 shares, respectively)                                   1,202,882                   -0-
                                                                               -----------         ------------
     Net increase/(decrease) in net assets from capital share transactions       3,635,584           (2,316,748)
                                                                               -----------         ------------
     Total increase                                                              3,171,773            1,307,949

NET ASSETS AT THE BEGINNING OF THE PERIOD                                        9,807,299            8,499,350
                                                                               -----------         ------------
NET ASSETS AT THE END OF THE PERIOD
     (including undistributed net investment loss of
     $1,817,033 and $495,507, respectively)                                    $12,979,072         $  9,807,299
                                                                               -----------         ------------
                                                                               -----------         ------------

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

                                                 Years Ended October 31
                                           2001      2000      1999      1998

Selected Per-Share Data:
Net asset value, beginning of period     $ 14.92   $ 10.59   $ 11.77   $ 17.75
                                         -------   -------   -------   -------
Income (loss) from investment operations:
   Net investment income (loss)            (0.05)a    0.03a    (0.15)a   (0.17)a
                                               <F4>     <F4>       <F4>     <F4>
   Net realized and unrealized
     gain (loss) on investments             0.94      4.30     (1.03)    (3.55)
                                         -------   -------   -------   -------
Total from Investment Operations            0.89      4.33     (1.18)    (3.72)
                                         -------   -------   -------   -------
Less Distributions                         (1.95)     0.00      0.00     (2.26)
                                         -------   -------   -------   -------
Net asset value, end of period           $ 13.86   $ 14.92   $ 10.59   $ 11.77
                                         -------   -------   -------   -------
                                         -------   -------   -------   -------

Total Return                               9.62%    40.89%   (10.03%)  (23.83%)

Ratios and Supplemental Data:
   Net assets, end of period
     (in thousands)                     $ 12,979   $ 9,807   $ 8,499  $ 10,173
   Ratio of expenses to average
     net assets                            1.75%     1.75%     1.72%     1.81%
   Ratio of net investment income
     to average net assets                 (0.4%)     0.2%     (1.2%)    (1.1%)
   Portfolio turnover rate                 94.3%     89.2%     53.4%     24.0%

                         Years Ended October 31
     1997        1996       1995       1994       1993       1992

   $ 14.33    $ 14.17     $ 11.89    $ 12.54    $ 11.43    $ 11.36
   -------    -------     -------    -------    -------    -------

     (0.05)     (0.16)      (0.13)     (0.13)     (0.14)     (0.12)

      4.78       2.42        3.01       0.02       1.61       0.31
   -------    -------     -------    -------    -------    -------
      4.73       2.26        2.88      (0.11)      1.47       0.19
   -------    -------     -------    -------    -------    -------
     (1.31)     (2.10)      (0.60)     (0.54)     (0.36)     (0.12)
   -------    -------     -------    -------    -------    -------
   $ 17.75    $ 14.33     $ 14.17    $ 11.89    $ 12.54    $ 11.43
   -------    -------     -------    -------    -------    -------
   -------    -------     -------    -------    -------    -------

    35.95%     18.56%      25.60%     (1.05%)    12.97%      1.70%

  $ 24,831    $ 8,130     $ 6,729    $ 6,279    $ 7,208    $ 6,942

     1.52%      1.92%       2.07%      2.00%      1.96%      2.30%

     (0.6%)     (1.2%)      (1.0%)     (1.0%)     (1.1%)     (1.1%)
     83.1%      58.0%       67.4%      39.2%      34.6%      24.4%

The accompanying notes to financial statements are an integral part of this schedule.

a:<F4> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

Notes to Financial Statements

October 31, 2001

The Perritt MicroCap Opportunities Fund, Inc. (the "Fund" ) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant policies of the Fund:

   a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes are valued at amortized cost, which approximates fair value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 2001, purchases and sales of investment securities (excluding demand notes) were $12,265,971 and $10,568,676 respectively.

   b. Net realized gains and losses on securities are computed using the first-in, first-out method.

   c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a _ regulated investment company_ and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. For the year ended October 31, 2001, the Fund will distribute approximately $117,000 as a capital gain distribution. An ordinary income distribution is not required for the year ended October 31, 2001.

   e.   Dividends to shareholders are recorded on the ex-dividend date.

   f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT, CUSTODIAL AGREEMENT, AND TRANSACTIONS WITH RELATED PARTIES:

   The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund.

   The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the year ended October 31, 2001 was 1.75%. Assets of the Fund include $23,193 receivable from PCM.

3. SOURCES OF NET ASSETS:

   As of October 31, 2001, the sources of net assets are as follows:

   Fund shares issued and outstanding                           $12,564,138
   Unrealized appreciation of investments                           750,152
   Accumulated net realized gain on investments                   1,481,815
   Undistributed net investment loss                             (1,817,033)
                                                                -----------
   Total                                                        $12,979,072
                                                                -----------
                                                                -----------

Aggregate net unrealized appreciation as of October 31, 2001 consists of the following:
   Aggregate gross unrealized appreciation                      $ 2,142,332
   Aggregate gross unrealized depreciation                       (1,392,180)
                                                                -----------
   Net unrealized appreciation                                  $   750,152
                                                                -----------
                                                                -----------

As of October 31, 2001, there were 20,000,000 shares of $0.01 par value capital stock authorized.

Independent Auditor's Report

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunities Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles in the United States.

ALTSCHULER, MELVOIN and GLASSER LLP
Chicago, Illinois
December 4, 2001

              For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
                             10 S. Riverside Plaza
                                   Suite 1520
                             Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                               Milwaukee, WI 53202

                          CUSTODIAN,TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                          BROKERAGE FIRM AVAILABILITY
                            Charles Schwab & Company
                                 T D Waterhouse

                               WWW.PERRITTCAP.COM
                       FUND UPDATES ON THE WORLDWIDE WEB

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month, the Fund's portfolio holdings are updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted every week so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and quarterly financial reports and an updated Fund prospectus.

                                 (PERRITT LOGO)
                       MicroCap Opportunities Fund, Inc.

       10 South Riverside Plaza  o  Suite 1520  o  Chicago, IL 60606-3911
            Tel 312-669-1650  o  800-331-8936  o  Fax: 312-669-1235
       E-mail: PerrittCap@PerrittCap.com  o  Web Site: www.PerrittCap.com

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, Inc.